                                                                    Exhibit 99.1
                                                           CONFORMED AS EXECUTED

                                SECOND AMENDMENT

               SECOND AMENDMENT (this "Amendment"), dated as of October 31, 2002, among EXTENDED STAY AMERICA, INC., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as Sole Lead Arranger and Sole Book Runner (in such capacity, the "Lead Arranger"), BEAR STEARNS CORPORATE LENDING INC. and FLEET NATIONAL BANK, as Co-Syndication Agents (in each capacity, the "Co-Syndication Agents"), and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

               WHEREAS, the Borrower, the Lenders, the Lead Arranger, the Co-Syndication Agents and the Administrative Agent are parties to a Credit Agreement, dated as of July 24, 2001 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

               WHEREAS, the Borrower has requested the Lenders to amend, and the Lenders have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions set forth herein;

               NOW, THEREFORE, it is agreed:

               1. Section 1.09 of the Credit Agreement is hereby amended by restating the proviso contained in clause (iv) thereof as follows:

                    "provided, however, that if any Interest Period for a
               Eurodollar Loan would otherwise expire on a day which is not a Business Day but (x) is in respect of any Borrowing for which a Scheduled Repayment therefore is required to be made on the next preceding Business Day pursuant to Section 4.03 or (y) is a day of the month after which no further Business Day occurs in such month, such Interest Period shall, in the case of clause (x) and
               (y) above, expire on the next preceding Business Day";

               2. Section 4.03 of the Credit Agreement is hereby amended by restating the second sentence appearing in said Section as follows:

                    "Whenever any payments to be made hereunder or under any
               Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be (x) with respect to all Scheduled Repayments (and Interest Periods that would otherwise end on a date for a Scheduled Repayment under Section 4.02(b) which is not a Business Day), the preceding Business Day and (y) with respect to all payments other than Scheduled Repayments, extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.".

               3. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

               "Period                                   Ratio

               October 31, 2002 to March 31, 2003        5.25:1.00
               April 1, 2003 to March 31, 2004           5.00:1.00
               April 1, 2004 to June 30, 2004            4.75:1.00
               July 1, 2004 and thereafter               4.50:1.00".

               4.   The definition of "Applicable Margin" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the date "April 1, 2003" in each place such date appears in said definition and inserting the date "July 1, 2004" in lieu thereof.

               5.   The definition of "Consolidated EBIT" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the following new clause (s) immediately preceding clause (t) appearing in said definition:

               "(s) non-cash expenses incurred during such period in connection with stock-based compensation plans of the Borrower and its Subsidiaries; provided that to the extent such non-cash expenses are paid in cash in any subsequent period, such cash payments will reduce Consolidated Net Income for such subsequent period,".

               6. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

               7. In order to further induce the Lenders to enter into this Amendment, the Borrower hereby agrees that on the Second Amendment Effective Date it shall pay to each Lender which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York City time) on the Second Amendment Effective Date, an amendment fee (the "Amendment Fee") equal to the product of (i) 0.125% multiplied by (ii) the sum of such Lender's outstanding Term Loans plus its Revolving Loan Commitment, in each case on October 31, 2002.

               8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

               10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               11. This Amendment shall become effective as of October 31, 2002 (the "Second Amendment Effective Date"); provided that (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office on or prior to such date and (ii) the Borrower shall have paid the Amendment Fee to the applicable Lenders on or prior to such date and on or prior to the time set forth in Section 7 of this Amendment.

               12. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                      EXTENDED STAY AMERICA, INC.



                                      By: /s/ Gregory Moxley
                                         ---------------------------------------
                                          Title: Chief Financial Officer

                                   MORGAN STANLEY SENIOR FUNDING, INC.


                                   By: /s/ Todd Vannucci
                                      ------------------------------------------
                                       Title: Executive Director

                                   ALLIED IRISH BANK PLC


                                   By: /s/ John Farrace
                                      ------------------------------------------
                                       Title: Senior Vice President

                                   By: /s/ Rima Terradista
                                      ------------------------------------------
                                       Title: Senior Vice President

                                   NEW ALLIANCE GLOBAL CDO, LIMITED
                                       By: Alliance Capital Management L.P.,
                                              as Sub-advisor
                                       By: Alliance Capital Management
                                              Corporation, as General Partner

                                   By: /s/ Nantha Suppiah
                                      ------------------------------------------
                                       Title: Assistant Vice President

                                   MONUMENT CAPITAL LTD.
                                       By: Alliance Capital Management L.P.,
                                              as Investment Manager
                                       By: Alliance Capital Management
                                              Corporation, as General Partner

                                   By: /s/ Nantha Suppiah
                                      ------------------------------------------
                                       Title: Assistant Vice President

                                   IDS LIFE INSURANCE COMPANY
                                       By: American Express Asset Management
                                              Group Inc. as Collateral Manager

                                   By: /s/ Steven B. Staver
                                      ------------------------------------------
                                       Title: Managing Director

                                   AMERICAN EXPRESS CERTIFICATE COMPANY
                                       By: American Express Asset Management
                                              Group Inc. as Collateral Manager

                                   By: /s/ Steven B. Staver
                                      ------------------------------------------
                                       Title: Managing Director

                                 CENTURION CDO II, LTD.
                                     By: American Express Asset Management
                                            Group Inc. as Collateral Manager

                                 By: /s/ Steven B. Staver
                                    -------------------------------------------
                                     Title: Managing Director

                                 SEQUILS - CENTURION V, LTD.
                                     By: American Express Asset Management
                                            Group Inc. as Collateral Manager

                                 By: /s/ Steven B. Staver
                                    -------------------------------------------
                                     Title: Managing Director

                                 CENTURION CDO III, LTD.
                                     By: American Express Asset Management
                                            Group Inc. as Collateral Manager

                                 By: /s/ Steven B. Staver
                                    -------------------------------------------
                                     Title: Managing Director

                                 CENTURION CDO VI, LTD.
                                     By: American Express Asset Management
                                            Group Inc. as Collateral Manager

                                 By: /s/ Steven B. Staver
                                    -------------------------------------------
                                     Title: Managing Director

                                 APEX (TRIMARAN) CDO I, LTD.
                                     By: Trimaran Advisors, L.L.C.

                                 By: /s/ David M. Millison
                                    -------------------------------------------
                                     Title: Managing Director

                                 Sankaty Advisor, LLC as Collateral Manager for
                                     CASTLE HILL I- INGOTS, Ltd., as Term Lender

                                 By: /s/ Diane J. Exter
                                    -------------------------------------------
                                     Title: Managing Director
                                            Portfolio Manager

                                 Sankaty Advisor, LLC as Collateral Manager for
                                     GREAT POINT CLO 1999-1, as Term Lender

                                 By: /s/ Diane J. Exter
                                    -------------------------------------------
                                     Title: Managing Director
                                            Portfolio Manager

                                  Sankaty Advisor, LLC as Collateral Manager for
                                      RACE POINT CLO, LIMITED, as Term Lender

                                  By: /s/ Diane J. Exter
                                     -------------------------------------------
                                      Title: Managing Director
                                             Portfolio Manager

                                  SANKATY HIGH YIELD PARTNERS III, L.P.

                                  By: /s/ Diane J. Exter
                                     -------------------------------------------
                                      Title: Managing Director
                                             Portfolio Manager

                                  BANK OF AMERICA

                                  By: /s/ Ansel McDowell
                                     -------------------------------------------
                                      Title: Principal

                                  RIVIERA FUNDING LLC

                                  By: /s/ Diana L. Mushill
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                  SAWGRASS TRADING LLC

                                  By: /s/ Diana L. Mushill
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                  SRV - HIGHLAND, INC.

                                  By: /s/ Diana L. Mushill
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                  ELT LTD.

                                  By: /s/ Diana L. Mushill
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                  MUIRFIELD TRADING LLC

                                  By: /s/ Diana L. Mushill
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                  OLYMPIC FUNDING TRUST, SERIES 1999-1

                                  By: /s/ Diana L. Mushill
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                 LAGUNA FUNDING TRUST

                                 By: /s/ Diana L. Mushill
                                    --------------------------------------------
                                      Title: Assistant Vice President

                                 HARBOUR TOWN FUNDING TRUST

                                 By: /s/ Ann E. Morris
                                    --------------------------------------------
                                     Title: Authorized Agent

                                 HARBOUR TOWN FUNDING LLC

                                 By: /s/ Ann E. Morris
                                    --------------------------------------------
                                     Title: Assistant Vice President

                                 VENTURE CDO 2002, LIMITED
                                     By: its investment advisor, Barclays
                                         Capital Asset Management Limited,
                                     By: its sub-advisor, Barchays Bank PLC,
                                         New York Branch

                                 By: /s/ Michael G. Regan
                                    --------------------------------------------
                                     Title: Director

                                 BEAR STEARNS CORPORATE LENDING INC.

                                 By: /s/ Victor Bulzacchelli
                                    --------------------------------------------
                                     Title: Authorized Signatory

                                 BEAR STEARNS INVESTMENT PRODUCTS INC.

                                 By: /s/ Keith Barnish
                                    --------------------------------------------
                                     Title: Authorized Signatory

                                 BLACK DIAMOND CLO 2000-1 LTD.

                                 By: /s/ Alan Corkish
                                    --------------------------------------------
                                     Title: Director

                                 SIERRA CLO I

                                 By: /s/ John M. Casparian
                                    --------------------------------------------
                                     Title: Chief Operating Officer
                                            Certre Pacific, Manager

                                      CANADIAN IMPERIAL BANK OF COMMERCE

                                      By: /s/ Stephanie E. DeVane
                                         ---------------------------------------
                                          Title: Authorized Signatory

                                      CHANG HWA COMMERCIAL BANK, LTD.,
                                          NEW YORK BRANCH

                                      By: /s/ Ming-Hsien Lin
                                         ---------------------------------------
                                          Title: VP & General Manager

                                      CHEVY CHASE BANK

                                      By: /s/ Dory Halati
                                         ---------------------------------------
                                          Title: Vice President

                                      CREDIT INDUSTRIEL ET COMMERCIAL

                                      By: /s/ Marcus Edward
                                         ---------------------------------------
                                          Title: Vice President

                                      By: /s/ Sean Mounier
                                         ---------------------------------------
                                          Title: First Vice President

                                      CSAM FUNDING I

                                      By: /s/ Andrew H. Marshak
                                         ---------------------------------------
                                          Title: Authorized Signatory

                                      CSAM FUNDING II

                                      By: /s/ Andrew H. Marshak
                                         ---------------------------------------
                                          Title: Authorized Signatory

                                      FIRST DOMINION FUNDING III

                                      By: /s/ Andrew H. Marshak
                                         ---------------------------------------
                                          Title: Authorized Signatory

                                      FIRST DOMINION FUNDING II

                                      By: /s/ Andrew H. Marshak
                                         ---------------------------------------
                                          Title: Authorized Signatory

                              FIRST DOMINION FUNDING III

                              By: /s/ Andrew H. Marshak
                                 -----------------------------------------------
                                  Title: Authorized Signatory

                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY INC.
                                  As: Attorney-in-Fact and on behalf of First
                                      Allmerica Financial Life Insurance
                                      Company as Portfolio Manager

                              By: /s/ Jeff Megar
                                 -----------------------------------------------
                                  Title:

                              CYPRESSTREE INVESTMENT PARTNERS II, LTD.
                                  By: Cypresstree Investment Management
                                      Company, Inc., as Portfolio Manager

                              By: /s/ Jeff Megar
                                 -----------------------------------------------
                                  Title:

                              CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                  By: Cypresstree Investment Management
                                      Company, Inc., as Portfolio Manager

                              By: /s/ Jeff Megar
                                 -----------------------------------------------
                                  Title:

                              David L. Babson & Company
                                  as Collateral Manager for:
                              ELC (CAYMAN) LTD. 1999-II

                              By: /s/ John W. Stelwagon
                                 -----------------------------------------------
                                  Title: Managing Director

                              David L. Babson & Company
                                  as Collateral Manager for:
                              ELC (CAYMAN) LTD. 2000-I

                              By: /s/ John W. Stelwagon
                                 -----------------------------------------------
                                      Title: Managing Director

                                  SEQUILS- CUMBERLAND I, LTD.
                                      By: Deerfield Capital Management LLC
                                             as its Collateral Manager

                                  By: /s/ Dale Burrow
                                     -------------------------------------------
                                      Title: Senior Vice President

                                  ROSEMONT CLO, LTD.
                                      By: Deerfield Capital Management LLC
                                             as its Collateral Manager

                                  By: /s/ Dale Burrow
                                     -------------------------------------------
                                      Title: Senior Vice President

                                  BRYN BAWR CLO, LTD.
                                       By: Deerfield Capital Management LLC
                                             as its Collateral Manager

                                  By: /s/ Dale Burrow
                                     -------------------------------------------
                                      Title: Senior Vice President

                                  BLUE SQUARE FUNDING SERIES 3
                                      By: Deutsche Bank Trust Company Americas

                                  By: /s/ Jennifer Bohannon
                                     -------------------------------------------
                                      Title: Assistant Vice President

                                  EMERALD ORCHARD LIMITED

                                  By: /s/ Gwen Zirkle
                                     -------------------------------------------
                                      Title: Attorney In Fact

                                  EXCEL BANK MINNESOTA

                                  By: /s/ Natalia Armitage
                                     -------------------------------------------
                                      Title: Vice President

                                  FLEET NATIONAL BANK

                                  By: /s/ James B. McLaughlin
                                     -------------------------------------------
                                      Title: Director

                                  LONG LANE MASTER TRUST IV
                                      By: Fleet National Bank as Trust
                                          Administrator

                                  By: /s/ Kevin Kearns
                                     -------------------------------------------
                                      Title: Managing Director

                              FOUR CORNERS CAPITAL MONDRIAN CDO I LTD.
                                    By: Four Corners Capital Management LLC
                                          as Collateral Manager

                              By: /s/ Jennifer Bohannon
                                 -----------------------------------------------
                                   Title: Assistant Vice President

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Gregory Hong
                                 -----------------------------------------------
                                   Title: Duly Authorized Signatory

                              HARCH CLO I, LTD.

                              By: /s/ Michael E. Lewitt
                                 -----------------------------------------------
                                   Title: Authorized Signatory

                              FOUR CORNERS CAPITAL MONDRIAN CDO I LTD.
                                    By: Four Corners Capital Management LLC
                                        as Collateral Manager

                              By: /s/ Wade T. Winter, CFA
                                 -----------------------------------------------
                                   Title: Senior Vice President &
                                          Portfolio Manager

                              HIGHLAND LEGACY LIMITED
                                    By: Highland Capital Management, L.P.
                                        as Collateral Manager

                              By: /s/ Louis Kowen
                                 -----------------------------------------------
                                   Title: Executive Vice President-CFO
                                          Highland Capital Management, L.P.

                              RESTORATION FUNDING CLO, LTD.
                                    By: Highland Capital Management, L.P.
                                        as Collateral Manager

                              By: /s/ Louis Kowen
                                 -----------------------------------------------
                                   Title: Executive Vice President-CFO
                                          Highland Capital Management, L.P.

                          CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
                                By: Highland Capital Management, L.P.
                                    as Authorized Representatives of the Board

                          By: /s/ Louis Kowen
                             --------------------------------------------------
                              Title: Executive Vice President-CFO
                                     Highland Capital Management, L.P.

                          PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                                HVB Credit Advisors, LLC

                          By: /s/ Arika Lakhmi
                             --------------------------------------------------
                              Title: Associate Director

                          INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By: Indosuez Capital as Portfolio Advisor

                          By: /s/ Jack C. Henry
                             --------------------------------------------------
                              Title: Principal

                          KZH STERLING LLC

                          By: /s/ Joyce Fraser-Bryant
                             --------------------------------------------------
                              Title: Authorized Agent

                          KZH RIVERDALE LLC

                          By: /s/ Joyce Fraser-Bryant
                             --------------------------------------------------
                              Title: Authorized Agent

                          KZH ING-2 LLC

                          By: /s/ Joyce Fraser-Bryant
                             --------------------------------------------------
                              Title: Authorized Agent

                          KZH CYPRESSTREE-1 LLC

                          By: /s/ Joyce Fraser-Bryant
                             --------------------------------------------------
                              Title: Authorized Agent

                          KZH PAMCO LLC

                          By: /s/ Joyce Fraser-Bryant
                             --------------------------------------------------
                              Title: Authorized Agent

                               KZH HIGHLAND-2 LLC

                               By: /s/ Joyce Fraser-Bryant
                                  ----------------------------------------------
                                   Title: Authorized Agent

                               KZH PONDVIEW LLC

                               By: /s/ Joyce Fraser-Bryant
                                  ----------------------------------------------
                                   Title: Authorized Agent

                               KZH WATERSIDE LLC

                               By: /s/ Joyce Fraser-Bryant
                                  ----------------------------------------------
                                   Title: Authorized Agent

                               LAND BANK OF TAIWAN

                               By: /s/ Mayer Chen
                                  ----------------------------------------------
                                   Title: SVP & General Manager

                               LANDESBANK SCHLEWWIG-HOLSTEIN GIROZENTRALE

                               By: /s/ Frank Drews
                                  ----------------------------------------------
                                   Title: Vice President

                               By: /s/ Britte Gramsch
                                  ----------------------------------------------
                                   Title: Assistant Vice President

                               LCM I LIMITED PARTNERSHIP
                                     By: Lyon Capital Management LLC,
                                           as Attorney-in-Fact

                               By: /s/ Farboud Tavanger
                                  ----------------------------------------------
                                   Title: Senior Portfolio Manager
                                          Lyon Capital Management LLC

                               MANUFACTURERS AND TRADERS TRUST COMPANY

                               By: /s/ Kevin B. Quinn
                                  ----------------------------------------------
                                   Title: Vice President

                               MIZUHO CORPORATE BANK

                               By: /s/ Roy Tanfield
                                  ----------------------------------------------
                                   Title: Senior Vice President

                             RZB FINANCE LLC

                             By: /s/ John A. Vallska
                                ------------------------------------------------
                                 Title: Group Vice President

                             By: /s/ Christoph Hoedl
                                ------------------------------------------------
                                 Title: Vice President

                             SCUDDER FLOATING RATE FUND


                             By: /s/ Kenneth Weber
                                ------------------------------------------------
                                 Title: Senior Vice President

                             STANFIELD CARRERA CLO, LTD.
                                   By: Stanfield Capital Partners LLC
                                       as its interim Asset Manager

                             By: /s/ Gregory L. Smith
                                ------------------------------------------------
                                 Title: Partner

                             SUNAMERICA SENIOR FLOATING RATE FUND INC.
                                   By: Stanfield Capital Partners LLC
                                       as subadvisor

                             By: /s/ Gregory L. Smith
                                ------------------------------------------------
                                 Title: Partner

                             STANFIELD ARBITRAGE CDO, LTD.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                             By: /s/ Gregory L. Smith
                                ------------------------------------------------
                                 Title: Partner

                             STANFIELD CLO LTD.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                             By: /s/ Gregory L. Smith
                                ------------------------------------------------
                                 Title: Partner

                             STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                             By: /s/ Gregory L. Smith
                                ------------------------------------------------
                                 Title: Partner

                           HAMILTON CDO, LTD.
                                 By: Stanfield Capital Partners LLC
                                     as its Collateral Manager

                           By: /s/ Gregory L. Smith
                              --------------------------------------------------
                               Title: Partner

                           STANFIELD QUATTRO CLO, LTD.
                                 By: Stanfield Capital Partners LLC
                                     as its Collateral Manager

                           By: /s/ Gregory L. Smith
                              --------------------------------------------------
                               Title: Partner

                           WINDSOR LOAN FUNDING, LIMITED
                                 By: Stanfield Capital Partners LLC
                                     as its Investment Manager

                           By: /s/ Gregory L. Smith
                              --------------------------------------------------
                               Title: Partner

                           STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY
                                 By: Stein Roe & Farnham Incorporated,
                                     as Advisor

                           By: /s/ James R. Fellows
                              --------------------------------------------------
                               Title: Senior Vice President &
                                      Portfolio Manager

                           AURUM CLO 2002-1 LTD.
                                 By: Stein Roe & Farnham Incorporated,
                                     as Investment Manager

                           By: /s/ James R. Fellows
                              --------------------------------------------------
                               Title: Senior Vice President &
                                      Portfolio Manager

                           THE SUMITOMO TRUST AND BANKING CO.

                           By: /s/ Frances E. Wynne
                              --------------------------------------------------
                               Title: Vice President

                            TRANSAMERICA BUSINESS CAPITAL CORPORATION

                            By: /s/ Steve Goetschius
                               -------------------------------------------------
                                Title: Senior Vice President

                            VAN KAMPEN PRIME RATE INCOME TRUST
                                  By: Van Kampen Investment Advisory Corp.

                            By: /s/ Christina Jamieson
                               -------------------------------------------------
                                Title: Vice President

                            VAN KAMPEN SENIOR INCOME TRUST
                                  By: Van Kampen Investment Advisory Corp.

                            By: /s/ Brad Langs
                               -------------------------------------------------
                                Title: Vice President

                            WACHOVIA BANK NATIONAL Association
                                  (f.k.a. First Union National Bank)

                            By: /s/ David S. Stampson
                               -------------------------------------------------
                                Title: Senior Vice President

                            NUVEEN SENIOR INCOME FUND
                                  By: Symphony Asset Management LLC

                            By: /s/ Gunther Stein
                               -------------------------------------------------
                                Title: Portfolio Manager

                            AIMCO CLO SERIES 2001-A

                            By: /s/ Jerry D. Zinkula
                               -------------------------------------------------
                                Title: Authorized Signatory

                            By: /s/ Carol L. Kiel
                               -------------------------------------------------
                                Title: Authorized Signatory

                            ALLSTATE LIFE INSURANCE COMPANY

                            By: /s/ Jerry D. Zinkula
                               -------------------------------------------------
                                Title: Authorized Signatory

                            By: /s/ Carol L. Kiel
                               -------------------------------------------------
                                Title: Authorized Signatory

                                      FRANKLIN CLO IV, LTD.

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      FRANKLIN CLO III, LTD.

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      FRANKLIN CLO II, LTD.

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      FRANKLIN CLO I, LTD.

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      FRANKLIN FLOATING RATE MASTER SERIES

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      FRANKLIN FLOATING RATE TRUST

                                      By: /s/ Richard Hsu
                                         ---------------------------------------
                                           Title: Vice President

                                      BALLYROCK CDO I LIMITED

                                      By: /s/ Lisa Rymut
                                         ---------------------------------------
                                           Title: Assistant Treasurer

                                      FIDELITY ADVISOR SERIES II

                                      By: /s/ John H. Costello
                                         ---------------------------------------
                                           Title: Assistant Treasurer

                                      GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                      By: /s/ John Makrinos
                                         ---------------------------------------
                                           Title: Vice President
                                                   Authorized Signatory

                                      SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      EATON VANCE SENIOR INCOME TRUST
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      OXFORD STRATEGIC INCOME FUND
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      EATON VANCE CDO II, LTD.
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      EATON VANCE CDO IV, LTD.
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      COSTANTINUS EATON VANCE CDO V, LTD.
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      GRAYSON & CO.
                                            By: Boston Management and Research
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      BIG SKY SENIOR LOAN FUND, LTD.
                                            By: Eaton Vance Management
                                                  as Investment Advisor

                                      By: /s/ Scott H. Page
                                         ---------------------------------------
                                           Title: Vice President

                                      ARCHIMEDES FUNDING III, LTD.
                                            By: ING Capital Advisors LLC
                                                  as Collateral Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      ARCHIMEDES FUNDING IV, LTD.
                                            By: ING Capital Advisors LLC
                                                  as Collateral Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      BALANCED HIGH-YIELD FUND II, LTD.
                                            By: ING Capital Advisors LLC
                                                  as Asset Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      ENDURANCE CLO I, LTD.
                                            By: ING Capital Advisors LLC
                                                  as Collateral Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      ORYX CLO, LTD.
                                            By: ING Capital Advisors LLC
                                                  as Collateral Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      NEMEAN CLO, LTD.
                                            By: ING Capital Advisors LLC
                                                  as Investment Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      SEQUILS-ING I (HBDGM), LTD.
                                            By: ING Capital Advisors LLC
                                                  as Collateral Manager

                                      By: /s/ Jane Musser Nelson
                                         ---------------------------------------
                                           Title: Managing Director

                                      ING PRIME RATE TRUST
                                            By: ING Investments LLC
                                                  as its Investment Manager

                                      By: /s/ Jason Groom
                                         ---------------------------------------
                                           Title: Vice President

                                    SEQUILS - PILGRIM I, LTD.
                                          By: ING Investments LLC
                                                as its Investment Manager

                                    By: /s/ Jason Groom
                                       -----------------------------------------
                                         Title: Vice President

                                    PILGRIM CLO 1999-1 LTD.
                                          By: ING Investments LLC
                                                as its Investment Manager

                                    By: /s/ Jason Groom
                                       -----------------------------------------
                                         Title: Vice President

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                                          By: ING Investments LLC
                                                as its Investment Manager

                                    By: /s/ Jason Groom
                                       -----------------------------------------
                                         Title: Vice President

                                    ING SENIOR INCOME FUND
                                          By: ING Investments LLC
                                                as its Investment Manager

                                    By: /s/ Jason Groom
                                       -----------------------------------------
                                         Title: Vice President

                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                          By: ING Investments LLC
                                                as its Investment Manager

                                    By: /s/ Jason Groom
                                       -----------------------------------------
                                         Title: Vice President

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                          By: ING Investments LLC
                                                as its Investment Manager

                                    By: /s/ Jason Groom
                                       -----------------------------------------
                                         Title: Vice President

                                 NOMURA BOND & LOAN FUND
                                     By: UFJ Trust Company of New York as
                                         Trustee as its Investment Manager
                                     By: Nomura Corporate Research and Asset
                                         Management Inc.

                                 By: /s/ Elizabeth Macloan
                                    --------------------------------------------
                                     Title: Vice President

                                 CLYDESDALE CLO 2001-1, LTD.

                                 By: /s/ Elizabeth Macloan
                                    --------------------------------------------
                                     Title: Vice President

                                 THE AAL HIGH YIELD BOND FUND (#1220)
                                     By: Pacific Investment Management Company
                                         LLC as its Investment Advisor, acting
                                         through Citicrop N.A., in the Nominee
                                         Name of Gerlach & Co.

                                 By: /s/ Mahan V. Phansalkar
                                    --------------------------------------------
                                     Title: Executive Vice President

                                 ADDISON CDO, LIMITED (#1279)
                                     By: Pacific Investment Management Company
                                         LLC as its Investment Advisor

                                 By: /s/ Mahan V. Phansalkar
                                    --------------------------------------------
                                     Title: Executive Vice President

                                 ATHENA CDO, LIMITED (#1277)
                                     By: Pacific Investment Management Company
                                         LLC as its Investment Advisor

                                 By: /s/ Mahan V. Phansalkar
                                    --------------------------------------------
                                     Title: Executive Vice President

                                 BEDFORD CDO, LIMITED (#1276)
                                     By: Pacific Investment Management Company
                                         LLC as its Investment Advisor

                                 By: /s/ Mahan V. Phansalkar
                                    --------------------------------------------
                                     Title: Executive Vice President

                                CATALINA CDO LTD. (#1287)
                                    By: Pacific Investment Management Company
                                        LLC as its Investment Advisor

                                By: /s/ Mahan V. Phansalkar
                                   ---------------------------------------------
                                    Title: Executive Vice President

                                DELANO COMPANY (#274)
                                    By: Pacific Investment Management Company
                                        LLC as its Investment Advisor

                                By: /s/ Mahan V. Phansalkar
                                   ---------------------------------------------
                                    Title: Executive Vice President

                                INTERCONTINENTAL CDO S.A. (#1284)
                                    By: Pacific Investment Management Company
                                        LLC as its Investment Advisor

                                By: /s/ Mahan V. Phansalkar
                                   ---------------------------------------------
                                    Title: Executive Vice President

                                JISSEKIKUN FUNDING, LTD. (#1288)
                                    By: Pacific Investment Management Company
                                        LLC as its Investment Advisor

                                By: /s/ Mahan V. Phansalkar
                                   ---------------------------------------------
                                    Title: Executive Vice President

                                ROYALTON COMPANY (#280)
                                    By: Pacific Investment Management Company
                                        LLC as its Investment Advisor

                                By: /s/ Mahan V. Phansalkar
                                   ---------------------------------------------
                                     Title: Executive Vice President

                                SAN JOAQUIN CDO I LIMITED (#1282)
                                    By: Pacific Investment Management Company
                                        LLC as its Investment Advisor

                                By: /s/ Mahan V. Phansalkar
                                   ---------------------------------------------
                                    Title: Executive Vice President

                               SEQUILS-MAGNUM, LTD. (#1280)
                                   By: Pacific Investment Management Company
                                       LLC as its Investment Advisor

                               By: /s/ Mahan V. Phansalkar
                                  ----------------------------------------------
                                    Title: Executive Vice President

                               STATE TEACHERS RETIREMENT SYSTEM OF OHIO (#1252)
                                   By: Pacific Investment Management Company
                                       LLC as its Investment Advisor

                               By: /s/ Mahan V. Phansalkar
                                  ----------------------------------------------
                                   Title: Executive Vice President

                               WRIGLEY CDO, LTD. (#1285)
                                   By: Pacific Investment Management Company
                                       LLC as its Investment Advisor

                               By: /s/ Mahan V. Phansalkar
                                  ----------------------------------------------
                                   Title: Executive Vice President

                               CAPTIVA II FINANCE LTD (ACCT. 275)
                                   as advised by Pacific Investment Management
                                   Company LLC

                               By: /s/ David Dyer
                                  ----------------------------------------------
                                   Title: Director

                               CAPTIVA IV FINANCE LTD. (ACCT. 1275)
                                   as advised by Pacific Investment Management
                                   Company LLC

                               By: /s/ David Dyer
                                  ----------------------------------------------
                                   Title: Director

                               PACIFIC HIGH YIELD CAYMAN UNITE TRUST (#1049)
                                   By: Pacific Investment Management Company
                                       LLC as its Investment Advisor, acting
                                       through The Chase Manhattan Bank, in
                                       the Nominee Name of Polly & Co.

                               By: /s/ Mahan V. Phansalkar
                                  ----------------------------------------------
                                   Title: Executive Vice President

                                 PVIT HIGH YIELD BOND PORTFOLIO (#686)
                                     By: Pacific Investment Management Company
                                         LLC as its Investment Advisor, acting
                                         through Investors Fiduciary Trust
                                         Company, in the Nominee Name of IFTCO

                                 By: /s/ Mahan V. Phansalkar
                                    --------------------------------------------
                                     Title: Executive Vice President